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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                               __________________

      Date of Report (Date of earliest event reported):  December 18, 1998

                              ___________________


                           ATRIX INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

       Minnesota                0-18880                   41-1591075
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(State of Incorporation)      (Commission               (I.R.S. Employer
                              File Number)             Identification No.)


              14301 Ewing Avenue South, Burnsville, Minnesota 55306
              -----------------------------------------------------
              (Address of principal executive offices)   (zip code)


       Registrant's telephone number, including area code: (612) 894-6154
                                                           --------------
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ITEM 5.   OTHER EVENTS.

          Atrix International, Inc. (the "Company"), Atrix Acquisition Corp. ("Newco") and Steven D. Riedel have entered into an Agreement and Plan of Merger, dated as of December 18, 1998 (the "Merger Agreement"), pursuant to which the Company will be merged with and into Newco (the "Merger"). As a result of the Merger, each outstanding share of common stock, $.04 par value, of the Company ("Company Common Stock"), other than shares of Company Common Stock held by shareholders who perfect their dissenters' appraisal rights in accordance with the Minnesota Business Corporation Act, will be converted into the right to receive $2.00 in cash, without interest, per share. After the Merger, the Company will no longer exist as a separate corporation, and Newco will continue as the surviving corporation under the name Atrix International, Inc. Newco is and will continue to be a privately owned corporation, with certain officers and directors of the Company owning 100% of the outstanding stock of Newco.

          In addition, pursuant to a Shareholder Agreement, dated November 24, 1998 (the "Shareholder Agreement"), between Jerry E. Mathwig and Mr. Riedel, Mr. Mathwig, who owns 24.44% of the outstanding shares of Company Common Stock, has agreed to vote (or cause to be voted) his shares of Company Common Stock for the Merger Agreement (subject to limitations under the Minnesota Control Share Acquisition Act and the terms of the Shareholder Agreement). Mr. Mathwig has also granted to Mr. Riedel an irrevocable proxy to vote Mr. Mathwig's shares for the Merger, although Mr. Riedel's ability to vote more than 19.99% of the outstanding shares of the Company common stock is subject to approval by the Company's shareholders pursuant to the Minnesota Control Share Acquisition Act.

          Completion of the Merger is subject to various conditions, including approval of the Company shareholders and financing.

          The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

                                       2
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     a.   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Not applicable.

     b.   PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     c.   EXHIBITS.  Attached hereto.

          2.1 Agreement and Plan of Merger, dated as of December 18, 1998, by and among Atrix International, Inc., Atrix Acquisition Corp. and Steven D. Riedel.

                                       3
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ATRIX INTERNATIONAL, INC.
                                       (Registrant)


Dated: December 29, 1998               By  /s/  Steven D. Riedel
                                           -------------------------------
                                                President and
                                                Chief Executive Officer

                                       4
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                                INDEX TO EXHIBITS


EXHIBIT   ITEM                                                 METHOD OF FILING
-------   ----                                                 ----------------
2.1       Agreement and Plan of Merger, dated as of
          December 18, 1998, by and among Atrix
          International, Inc., Atrix Acquisition Corp. and
          Steven D. Riedel..................................  Filed herewith electronically